SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              December 1, 2003
                                                       -------------------------


                             EarthShell Corporation
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                     333-13287                   77-0322379
----------------------------    ----------------------    ----------------------
(State or other jurisdiction of     (Commission file number)     (IRS employer
        incorporation)                                       identification no.)


6740 Cortona Drive
Santa Barbara, California                                   93117
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(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code           (805) 571-8232
                                                           -----------------

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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On December 3, 2003, the Registrant issued a press release announcing that (i) it had filed a Form S-3 to register shares of its common stock and (ii) it had been notified by Nasdaq that for the last 10 trading days of November, the market value of its securities was below $35 million.

         The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits:

          99.1 Press Release of the Registrant dated December 3, 2003 regarding the matters described above.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 3, 2003

                                    EARTHSHELL CORPORATION


                                    By:           /s/ D. Scott Houston
                                         --------------------------------------
                                         Name:    D. Scott Houston
                                         Title:   Chief Financial Officer






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EXHIBIT INDEX

Exhibit Number and
   Page Number                         Description                                    Method of Filing
----------------    -----------------------------------------------------------    -------------------------------
     99.1            Press Release of the Registrant dated December 3, 2003.       Filed electronically herewith


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